An Agency + MSR Mortgage REIT Fourth Quarter 2021 Investor Presentation

Safe Harbor Statement 2 FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; the ongoing impact of the COVID-19 pandemic, and the actions taken by federal and state governmental authorities and GSEs in response, on the U.S. economy, financial markets and our target assets; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our decision to terminate our management agreement with PRCM Advisers LLC and the ongoing litigation with PRCM Advisers related to such termination; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Key Company Highlights 3 • Leading residential mortgage REIT by total assets and total investable equity • $2.0 billion common equity market capitalization and ~$13.6 billion investment portfolio • Internalized management structure creates sustainable long-term scale advantages Industry-leading Mortgage REIT • Transparent and differentiated investment approach • Strategic pairing of Agency RMBS + MSR results in strong book value stability in the long-term • MSR exposure lowers mortgage spread risk for a given amount of nominal portfolio leverage Differentiated Investment Strategy • Attractive gross returns on the paired construction in high-single digits to mid-teens • Low exposure to rates and current coupon spreads with Agency RMBS + MSR investment strategy • Dividend reflects the total economic returns our portfolio construction can generate over time Attractive Risk- Adjusted Returns • $2.7 billion total equity, $1.2 billion unrestricted cash and $494 million unused committed capacity • Conservatively leveraged given Agency RMBS + MSR investment focus and limited credit risk • Took actions to optimize liability and capital structure in Q1-2021 and raised equity capital in Q3 and Q4-2021 Strong Balance Sheet And Liquidity • Robust infrastructure to support risk management and MSR servicing oversight • Strong governance model and controls with in-house legal and compliance teams • Internalized management structure strengthens alignment with stockholders Sophisticated Risk Management And Governance • Management team with an average of 20+ years of industry experience • Deep bench of managerial talent • Diverse and experienced board, with 7 independent members out of 8 directors Seasoned Management Team Note: Data as of December 31, 2021.

Fourth Quarter 2021 Financial Results 4

Overall Performance Driven by Spread Widening Executive Overview 5Note: Financial data throughout this presentation is as of or for the quarter ended December 31, 2021, unless otherwise noted. Note: The End Notes are an integral part of this presentation. See slide 32 through 35 at the back of this presentation for information related to certain financial metrics and defined terms herein. Quarterly Summary • Reported book value of $5.87 per common share, representing a (5.6)% quarterly return on book value(1) • Generated Comprehensive Loss of $128.6 million, representing an annualized return on average common equity of (24.7)% • Reported Earnings Available for Distribution (EAD) of $73.3 million, or $0.22 per weighted average basic common share(2) • Declared a fourth quarter common stock dividend of $0.17 per share • Continued strength in mortgage servicing rights (MSR) flow program, which offset impact of fast prepayment speeds Annual Summary • Returned total dividends of $0.68 per common share, equivalent to an average dividend yield of 10%(3) • Reported book value of $5.87 per common share compared to $7.63 at December 31, 2020, representing a (14.2)% return on book value • Acquired $88.3 billion unpaid principal balance (UPB) of MSR through flow and bulk channels • Optimized liability and capital structure ◦ Issued $287.5 million principal amount of 5-year convertible senior notes due 2026. Repurchased and retired $144 million principal amount of convertible senior notes due 2022 ◦ Redeemed $75 million Series D and $200 million Series E preferred shares ◦ Issued 70 million common shares for net proceeds of approximately $450 million Post-Quarter End Update • Settled on $17 billion UPB of MSR through bulk channel • Expect to settle on additional commitments of $22 billion UPB of MSR through bulk transactions in the first quarter of 2022 • Redeemed $144 million of convertible senior notes that matured in January 2022

Key Market Highlights ACCELERATED TAPER ON THE PATH TO HIGHER INTEREST RATES 6 II. FEDERAL RESERVE ACCELERATES TAPER(2) I. HIGHER RATES AND FLATTER YIELD CURVE(1) III. TIGHT SPREADS WIDEN IN 2022(3) • In response to inflationary pressures and tight labor market, the Federal Reserve communicated an accelerated timeline to remove monetary accommodation • The Fed moved its median expectation from one to three interest rate hikes in 2022 and from four to six hikes by the end 2023, pressuring short term rates and flattening the yield curve by over 50 bps • Additionally, the Fed began tapering its purchases of U.S. Treasuries and Agency RMBS and expects to end its purchases by March • Current coupon spreads remained tight through year-end but have widened 20 bps in January as the Fed signaled it could reduce its balance sheet later in 2022

SLOWER PREPAYMENT SPEEDS ON THE HORIZON • Realized prepayment speeds in 2021 were much faster than expected due to home price appreciation, increased use of property inspection waivers, remote notarization, and program changes by the FHFA • Looking forward, prepayment speeds are expected to slow significantly as rising rates and the re-striking of the mortgage universe have pushed the refinanceable share of loans to 11% as of the end of January 2022 • 3.5% coupons are expected to slow from 33% to 20% CPR and 4.5% from 34% to 23% CPR • Slower speeds are expected to dramatically reduce runoff and meaningfully improve cash flow in the MSR portfolio I. FEWER REFINANCEABLE MORTGAGES(1) Looking Ahead 7 II. POOLS: SLOWER SPEEDS PROJECTED(2) III. MSR: CASH FLOW AND SLOWER SPEEDS (3) Note: MSR prepayment speeds and cash flow projections based on Two Harbors’ internal modeling and portfolio holdings as of January 25, 2022. These prepayment and cash flow projections are provided for illustration purposes only and are not necessarily indicative of Two Harbors’ financial condition and operating results, nor are they necessarily indicative of the financial condition or results of operations that may be expected for any future period or date.

Book Value Summary ($ millions, except per share data) Q4-2021 Book Value Q4-2021 Book Value per share YTD-2021 Book Value YTD-2021 Book Value per share Beginning common stockholders’ equity $ 2,008.6 $ 6.40 $ 2,087.7 $ 7.63 Earnings Available for Distribution, net of tax(1) 87.0 302.7 Dividend declaration - preferred (13.7) (58.5) Earnings Available for Distribution to common stockholders, net of tax(1) 73.3 244.2 Realized and unrealized gains and losses, net of tax (88.3) (115.4) Other comprehensive loss, net of tax (113.6) (455.3) Comprehensive loss (128.6) (326.5) Common stock dividends declared (58.7) (205.6) Other 2.6 11.5 Issuance of common stock, net of offering costs 193.8 450.6 Ending common stockholders’ equity $ 2,017.7 $ 5.87 $ 2,017.7 $ 5.87 Total preferred stock liquidation preference 726.3 726.3 Ending total equity $ 2,744.0 $ 2,744.0 8 • Book value of $5.87 per common share, resulting in a (5.6)% quarterly return on book value(2) ◦ Book value declined as a result of spread widening in high coupon RMBS, IO securities and MSR, consistent with higher realized and implied volatility in the quarter • Generated Comprehensive Loss of $128.6 million, representing an annualized return on average common equity of (24.7)%

 ($ millions, except per share data) Q3-2021 Q4-2021 Variance Interest income $ 36.0 $ 33.0 $ (3.0) Interest expense 21.9 20.2 1.7 Net interest income 14.1 12.8 (1.3) Servicing income 123.0 125.5 2.5 MSR amortization(1) (66.3) (64.6) 1.7 Interest spread income on interest rate swaps 4.5 5.8 1.3 TBA dollar roll income(2) 36.0 34.7 (1.3) U.S. Treasury futures income(3) 9.1 3.7 (5.4) Other derivatives income 1.2 1.1 (0.1) Total other income 107.5 106.2 (1.3) Servicing expenses 21.4 21.6 (0.2) Operating expenses 12.8 9.8 3.0 Total expenses 34.2 31.4 2.8 Provision for income taxes — 0.6 (0.6) Earnings Available for Distribution(4) $ 87.4 $ 87.0 $ (0.4) Dividends on preferred stock 13.8 13.7 0.1 Earnings Available for Distribution available to common stockholders $ 73.6 $ 73.3 $ (0.3) Earnings Available for Distribution per weighted average basic common share $ 0.24 $ 0.22 Earnings Available for Disribution annualized return on average common equity 14.7% 14.1 % Operating expenses, excluding non-cash LTIP amortization and nonrecurring expenses, as a percentage of average equity 1.9% 1.4 % Earnings Available for Distribution 9 • Fourth quarter EAD reflects: ◦ Lower interest income on lower RMBS balances, partially offset by a decline in RMBS and MSR borrowing costs ◦ Decrease in gain on other derivatives – Lower average TBA notional largely offset by roll specialness – Lower notional U.S. Treasury futures ◦ Growth in servicing income driven by a higher average UPB balance and slower prepayment speeds ◦ Lower compensation expenses as a result of accrual adjustments offset by the rescission of the CARES Act employee retention credit

Portfolio Yields 10 • Annualized portfolio yield increased to 3.72% and net spreads widened by 44 bps, due primarily to higher MSR yields and a greater proportion of MSR in the portfolio • Net spread at December 31, 2021, which reflects our estimate for the near term, increased further to 3.10%(1) ($ thousands) Q3-2021 Q4-2021 As of December 31, 2021(1) Average Amortized Cost Income(2) Yield Average Amortized Cost Income(2) Yield Yield Available-for-sale securities $ 6,886,374 $ 35,837 2.08% $ 6,067,568 $ 32,729 2.16% Mortgage servicing rights(3) 1,754,700 35,336 8.06% 1,768,159 39,329 8.90% Agency Derivatives(4) 37,576 1,176 12.52% 34,486 1,058 12.27 % Annualized portfolio yield $ 8,678,650 $ 72,349 3.33% $ 7,870,213 $ 73,116 3.72% 3.84 % Average Outstanding Balance Expense(5) Cost of Funds Average Outstanding Balance Expense(5) Cost of Funds Cost of Funds Available-for-sale securities $ 7,455,046 $ 3,832 0.21% $ 6,503,608 $ 2,911 0.18% Mortgage servicing rights and advances 965,171 10,698 4.43% 942,357 9,883 4.20 % Agency Derivatives(4) 44,307 85 0.77% 38,045 69 0.73 % Other - unsecured(6) 424,083 7,267 6.85% 424,641 7,295 6.87 % Interest rate swaps(7) (4,441) (0.20) % (5,772) (0.29) % Annualized cost of funds $ 8,888,607 $ 17,441 0.78% $ 7,908,651 $ 14,386 0.73% 0.74 % Annualized net spread for aggregate portfolio 2.55% 2.99% 3.10%

• $527 million of outstanding borrowings under bilateral MSR asset financing facilities • $400 million of outstanding 5-year MSR term notes(2) • $313 million of unused, committed MSR asset financing capacity • $19 million outstanding borrowings and $181 million of unused, committed capacity for servicing advance receivables Financing Profile 11 MORTGAGE SERVICING RIGHTS AGENCY RMBS Agency RMBS $7.2 billion Agency repurchase agreements $7.5 billion MSR $2.2 billion All other liabilities $0.5 billionCash & cash equivalents $1.2 billion Convertible debt $0.4 billion Preferred equity $0.7 billion Common equity $2.0 billionAll other assets $0.6 billion MSR financing $1.0 billion Restricted cash $0.9 billion BALANCE SHEET AS OF DECEMBER 31, 2021 STRONG LIQUIDITY POSITION • $7.5 billion of outstanding repurchase agreements with 19 counterparties • Although repo term rates increased during the quarter in anticipation of rate hikes, spread to OIS / SOFR remains low

Quarterly Activity and Portfolio Composition 12 At December 31, 2021, $13.6 billion portfolio Includes $9.4 billion settled positions PORTFOLIO COMPOSITION(1) PORTFOLIO ACTIVITY • In anticipation of wider spreads caused by a more active Fed, sold RMBS in early December, reducing leverage to 4.7x from 6.1x(2) ◦ Average economic debt-to-equity of 5.1x in the fourth quarter, compared to 6.0x in the third quarter(2) • Began to reduce TBA position and reinvest into specified pools, which should have better relative value as: ◦ Roll specialness declines as the Fed steps away ◦ The TBA deliverable deteriorates with the Fed no longer buying the fastest paying bonds ◦ Increased loan limits worsen the negative convexity of the TBA • Net TBA position declined to $4.2 billion while the Agency RMBS position increased slightly to $7.2 billion ◦ Rotated out of almost all seasoned 3% pools into new production investor, loan balance and geography stories, reducing burn out risk and adding additional carry to the portfolio(4) ◦ Added 2.5% coupon bank-serviced collateral(4) • Utilized options to reduce spread exposure while maintaining carry and convexity in portfolio • MSR portfolio was essentially flat at $2.2 billion with acquisitions replacing runoff M ar ke t V al ue E qu iv al en ts ($ in b ill io ns ) E conom ic D ebt-To-E quity 18.6 17.1 17.9 13.6 11.5 7.9 6.7 7.2 5.0 7.2 9.0 4.2 2.1 2.0 2.2 2.2 6.4x 6.5x 6.1x 4.7x Agency Net TBA Position MSR Economic Debt-to-Equity 3/31/21 6/30/21 9/30/21 12/31/21 0 5 10 15 20 25 30 0.0x 2.0x 4.0x 6.0x 8.0x (3) (2) (2)

C PR Specified Pools I. SPECIFIED POOL PORTFOLIO(1) 13 II. QUARTERLY PERFORMANCE SPECIFIED POOL PERFORMANCE III. SPECIFIED POOL PREPAYMENT SPEEDS TWO Specified Pools • High coupon specified pools underperformed, reversing the spread tightening that occurred during the third quarter ◦ Loan balance 3.5% coupon were particularly impacted as market expectations of burnout were delayed further ◦ TBA speeds declined materially while specified pool speeds declined to a lesser extent • Weighted average specified pool portfolio speeds declined to 27.7% from 30.1% in the third quarter • In the current rising rate environment, speeds are expected to drop sharply in the coming months TBAs TWO Specified Pools (Q4-2021)TBAs (Q4-2021)(3) TBAs (Q3-2021)(3) TWO Specified Pools (Q3-2021)

• Portfolio growth was flat with new volume replacing run-off ◦ Maintained strong market share position notwithstanding flow volume decline as refinancing activity slowed ◦ Buying opportunistically as bulk volume has been high ◦ Expect to settle $39 billion UPB from bulk transactions in the first quarter of 2022 • MSR price multiple was unchanged at 4.2x as long end rates ended roughly unchanged • Loans in forbearance continued to decline and accounted for less than 1% of MSR portfolio by loan count Mortgage Servicing Rights 14 II. MSR SETTLEMENT ACTIVITY MSR PORTFOLIO PERFORMANCE III. 30-YEAR MSR PREPAYMENT SPEEDS 9/30/2021 12/31/2021 Fair value ($ millions) $ 2,213 $ 2,192 Price Multiple 4.2x 4.2x UPB ($ millions) $ 199,931 $ 197,782 Weighted average gross coupon rate 3.4% 3.3 % Weighted average loan size(2) ($ thousands) $ 322 $ 323 Weighted average original FICO(3) 758 758 Weighted average original LTV 72% 72% 60+ day delinquencies 1.8% 1.4 % Net servicing fee (bps) 26.4 26.3 Weighted average loan age (months) 27 28 Weighted average CPR 27% 22 % I. MSR PORTFOLIO(1) TWO MSR (Q4-2021)TBAs (Q4-2021)(4) TBAs (Q3-2021)(4) TWO MSR (Q3-2021) C PR

Special Topic: Sourcing Mortgage Servicing Rights DIVERSIFIED ACQUISITION THROUGH FLOW AND BULK CHANNELS Took advantage of robust market activity in 2021 to grow the portfolio by $15.9 billion, offsetting the impact of fast prepayments FLOW CHANNEL • A leading purchaser of MSR with average market share of 25% over the last five years • Flow volumes largely track prepayments and provide an offset to runoff • Ten buyers accounted for 83% of the aggregate flow market purchases over the last five years BULK CHANNEL • Bulk volume provides for opportunistic growth of the portfolio and varies by year; elevated activity has continued into 2022 III. BULK CHANNEL: OPPORTUNISTIC GROWTH(3) I. FLOW CHANNEL: MARKET LEADER(1) II. FLOW CHANNEL: RELIABLE SOURCE OF MSR(2) 15 TOP TEN BUYERS

Agency + MSR Advantage 16 COMBINED Agency P&I RMBS/TBA MSR/Agency IO RMBS(4) Combined September 30, 2021 Note: Sensitivity data as of December 31, 2021. The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. RMBS + MSR RMBS + RATES LOW EXPOSURE TO CURRENT COUPON SPREAD • The charts below illustrate a point-in-time view of risk exposure through the lens of: Agency RMBS paired with MSR (RMBS + MSR(1)) and Agency RMBS hedged with Rates (RMBS + RATES(2)) ◦ RMBS + MSR: The rates sell-off moved the effective short RMBS positions to almost entirely in the 2.5 coupon; book value exposure to current coupon spreads is low, at -0.4% for a 25 bps widening ◦ RMBS + RATES: The short 2.5 coupon position largely reflects TBA sales in December in anticipation of spread widening; book value exposure to current coupon spreads is low at -0.4% for a 25 bps widening BOOK VALUE EXPOSURE TO CURRENT COUPON SPREAD(3) EFFECTIVE COUPON POSITIONING

Note: Sensitivity data as of December 31, 2021. The above scenarios are provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor are they necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. Risk Positioning 17 AGENCY + MSR DELIVERS BOOK VALUE STABILITY Agency P&I RMBS/TBA MSR/Agency IO RMBS(4) Other(5) BOOK VALUE EXPOSURE TO CHANGES IN RATES II: SHIFT IN LONG TERM RATES(2)I: PARALLEL SHIFT(1) III: SHIFT IN SHORT TERM RATES(3) C ha ng e in B oo k Va lu e Net: (0.8%) Net: (0.6%) Net: 0.2% Net: (0.3%)Net: (1.0%) Net: (0.3%) • Interest rate and curve exposure remains low and in line with historical positioning ◦ For an instantaneous parallel shift in rates, the estimated change in book value would be -0.8% for a 25 bps decline and -0.6% for a 25 bps increase ◦ In a 25 bps “bear steepener” (Figure II), where rates 10 years and longer increase by 25 bps and 2-year rates and shorter are unchanged, the estimated change in book value would be -0.3% ◦ In a 25 bps “bear flattener” (Figure III), where rates 2 years and shorter increase by 25 bps and 10-year rates and longer are unchanged, the estimated change in book value would -0.3% “Bear Flattener”“Bull Steepener”“Bear Steepener”“Bull Flattener”

18 Two Harbors Outlook STATIC RETURN OUTLOOK FOR TARGET ASSETS(1) • The paired MSR construction remains the most attractive opportunity to deploy capital with returns in the low double digits • Lower coupon mortgages widened sharply after quarter end and returns are now in the high single digits OPPORTUNITY SET IN TARGET ASSETS REMAINS ATTRACTIVE TODAY Previous QuarterCurrent Quarter RMBS + RATES RMBS + MSR Expected Annualized Returns Current Coupon Pools / Rates High Coupon Pools / Rates TBA / Rates Pools / MSR TBA / MSR

Appendix 19

DIVIDEND YIELD(2) Financial Performance 20 COMPREHENSIVE INCOME (LOSS) QUARTERLY RETURN ON BOOK VALUE(1) BOOK VALUE AND DIVIDEND PER COMMON SHARE(2)

Q4-2021 Operating Performance Q4-2021 $ millions, except for per common share data) Earnings Available for Distribution(1) Realized Gains (Losses) Unrealized MTM Total Interest income $ 33.0 $ — $ — $ 33.0 Interest expense 20.2 — — 20.2 Net interest income 12.8 — — 12.8 Gain (loss) on investment securities — 25.6 (24.0) 1.6 Servicing income 125.5 — — 125.5 Loss on servicing asset (64.6) (0.6) (66.6) (131.8) Gain (loss) on interest rate swap and swaption agreements 5.8 (5.2) 36.4 37.0 Gain (loss) on other derivative instruments 39.5 (122.1) 71.0 (11.6) Other income — 1.9 — 1.9 Total other income (loss) 106.2 (100.4) 16.8 22.6 Servicing expenses 21.6 — — 21.6 Operating expenses 9.8 3.2 — 13.0 Total expenses 31.4 3.2 — 34.6 Income (loss) before income taxes 87.6 (103.6) 16.8 0.8 Provision for (benefit from) income taxes 0.6 (3.9) 5.4 2.1 Net income (loss) 87.0 (99.7) 11.4 (1.3) Dividends on preferred stock 13.7 — — 13.7 Net income (loss) attributable to common stockholders $ 73.3 $ (99.7) $ 11.4 $ (15.0) Earnings (loss) per weighted average basic common share $ 0.22 $ (0.30) $ 0.03 $ (0.05) 21

Q3-2021 Operating Performance 22 Q3-2021 ($ millions, except for per common share data) Earnings Available for Distribution(1) Realized Gains (Losses) Unrealized MTM Total Interest income $ 36.0 $ — $ — $ 36.0 Interest expense 21.9 — — 21.9 Net interest income 14.1 — — 14.1 Gain on investment securities — 20.9 7.7 28.6 Servicing income 123.0 — — 123.0 (Loss) gain on servicing asset (66.3) (11.0) 34.8 (42.5) Gain (loss) on interest rate swap and swaption agreements 4.5 5.2 (13.6) (3.9) Gain (loss) on other derivative instruments 46.3 60.6 (121.9) (15.0) Other income — — — — Total other income (loss) 107.5 75.7 (93.0) 90.2 Servicing expenses 21.4 (0.4) — 21.0 Operating expenses 12.8 3.8 — 16.6 Total expenses 34.2 3.4 — 37.6 Income (loss) before income taxes 87.4 72.3 (93.0) 66.7 (Benefit from) provision for income taxes — (1.5) 1.8 0.3 Net income (loss) 87.4 73.8 (94.8) 66.4 Dividends on preferred stock 13.8 — — 13.8 Net income (loss) attributable to common stockholders $ 73.6 $ 73.8 $ (94.8) $ 52.6 Earnings (loss) per weighted average basic common share $ 0.24 $ 0.24 $ (0.31) $ 0.17

GAAP to EAD Reconciliation Reconciliation of GAAP to non-GAAP Information Three Months Ended Three Months Ended ($ thousands, except for per common share data) September 30, 2021 December 31, 2021 Comprehensive income (loss) attributable to common stockholders $ 45,226 $ (128,594) Adjustment for other comprehensive loss attributable to common stockholders: Unrealized loss on available-for-sale securities 7,350 113,553 Net income (loss) attributable to common stockholders $ 52,576 $ (15,041) Adjustments to exclude reported realized and unrealized (gains) losses: Realized gain on securities (21,087) (28,912) Unrealized (gain) loss on securities (7,714) 23,939 Provision for credit losses 159 3,347 Realized and unrealized loss on mortgage servicing rights 42,500 131,828 Realized (gain) loss on termination or expiration of interest rate swaps and swaptions (5,220) 5,143 Unrealized loss (gain) on interest rate swaps and swaptions 13,608 (36,360) Realized and unrealized loss on other derivative instruments 16,195 12,624 Other realized and unrealized gains — (1,856) Other adjustments: MSR amortization(1) (66,249) (64,631) TBA dollar roll income(2) 36,055 34,781 U.S. Treasury futures income(3) 9,105 3,711 Change in servicing reserves (378) (22) Non-cash equity compensation expense 2,559 2,525 Other nonrecurring expenses 1,187 665 Net provision for income taxes on non-Core Earnings 311 1,535 Earnings available for distribution to common stockholders $ 73,607 $ 73,276 Weighted average basic common shares 307,773,420 335,100,737 Earnings available for distribution to common stockholders per weighted average basic common share $ 0.24 $ 0.22 23 Note: Earnings Available for Distribution, or EAD, is a non-GAAP measure that we define as comprehensive (loss) income attributable to common stockholders, excluding “realized and unrealized gains and losses” (provision for (reversal of) credit losses, realized and unrealized gains and losses on the aggregate portfolio, reserve expense for representation and warranty obligations on MSR, non-cash compensation expense related to restricted common stock, other nonrecurring expenses and restructuring charges). As defined, EAD includes net interest income, accrual and settlement of interest on derivatives, dollar roll income on TBAs, U.S. Treasury futures income, servicing income, net of estimated amortization on MSR and recurring cash related operating expenses. EAD provides supplemental information to assist investors in analyzing the Company’s results of operations and helps facilitate comparisons to industry peers. EAD is one of several measures our board of directors considers to determine the amount of dividends to declare on our common stock and should not be considered an indication of our taxable income or as a proxy for the amount of dividends we may declare.

Portfolio Metrics 24 AGENCY RMBS CPR(1) MSR CPR AGENCY PORTFOLIO COMPOSITION (2)

Agency RMBS Portfolio 25 Par Value ($ millions) Market Value ($ millions) Weighted Average CPR(1) % Prepay Protected(2) Amortized Cost Basis ($ millions) Gross Weighted Average Coupon Weighted Average Age (Months) 30-Year fixed 2.5% & below $ 1,244 $ 1,271 5.9% — % $ 1,272 3.3% 3 3.0% 1,317 1,384 9.6% 100.0% 1,382 3.7% 8 3.5% 740 789 27.3% 100.0% 770 4.2% 29 4.0% 1,422 1,544 26.5% 100.0% 1,478 4.6% 49 4.5% 1,307 1,436 27.7% 100.0% 1,373 5.0% 47 ≥ 5.0% 325 362 37.6% 98.0% 345 5.9% 84 6,355 6,786 20.5% 81.2% 6,620 4.3% 31 Other P&I(3) 56 62 53.9% — % 62 6.5% 224 IOs and IIOs(4) 3,446 342 20.1% — % 339 4.0% 66 Total Agency RMBS $ 9,857 $ 7,190 76.6% $ 7,021 Notional Amount ($ millions) Bond Equivalent Value ($ millions)(5) Through-the-Box Speeds(6) TBA Positions 2.5% & below $ 2,905 $ 2,954 3.1% 3.0% 618 640 28.6% 3.5% — — 42.3% 4.0% — — 51.0% 4.5% — — 48.6% 5.0% 593 646 44.5 % Net TBA position $ 4,116 $ 4,240

Mortgage Servicing Rights Portfolio(1) 26 Number of Loans Unpaid Principal Balance ($ millions) Gross Weighted Average Coupon Rate Weighted Average Loan Size(2) ($ thousands) Weighted Average Loan Age (months) Weighted Average Original FICO(3) Weighted Average Original LTV 60+ Day Delinquencies 3-Month CPR Net Servicing Fee (bps) 30-Year Fixed < 3.25% 215,128 $ 72,198 2.8% $ 395 11 767 71% 0.3% 10.7% 25.7 3.25% - 3.75% 167,615 43,577 3.4% 321 28 755 74% 0.8% 24.0% 26.3 3.75% - 4.25% 125,831 26,250 3.9% 263 54 753 76% 2.3% 34.0% 27.4 4.25% - 4.75% 79,107 14,291 4.4% 239 58 737 78% 4.4% 36.4% 26.3 4.75% - 5.25% 38,902 6,319 4.9% 230 52 722 79% 6.4% 37.4% 27.3 > 5.25% 15,796 2,176 5.5% 211 51 705 79% 9.2% 37.6% 30.5 642,379 164,811 3.4% 332 29 756 73% 1.5% 22.7% 26.3 15-Year Fixed < 2.25% 16,525 5,397 2.0% 371 9 778 57% 0.1% 8.3% 25.2 2.25% - 2.75% 41,168 9,901 2.4% 294 13 774 58% 0.2% 14.2% 25.6 2.75% - 3.25% 46,236 7,568 2.9% 220 40 768 61% 0.4% 21.6% 26.1 3.25% - 3.75% 28,010 3,486 3.4% 172 55 758 64% 1.1% 26.6% 27.4 3.75% - 4.25% 12,685 1,303 3.9% 152 55 742 65% 2.1% 28.5% 28.8 > 4.25% 5,965 513 4.5% 130 47 727 66% 2.6% 29.4% 31.2 150,589 28,168 2.7% 264 27 769 60% 0.5% 18.1% 26.1 Total ARMs 3,237 792 3.0% 315 54 762 68% 2.9% 29.5% 25.2 Total Portfolio 796,205 $ 193,771 3.3% $ 322 28 758 72% 1.3% 22.1% 26.3

Mortgage Servicing Rights Portfolio UPB Roll-Forward 27 MSR ROLL-FORWARD: Q4-2021 MSR ROLL-FORWARD: FULL YEAR 2021 *Includes recapture

Financing 28 $ millions Outstanding Borrowings and Maturities(1) Repurchase Agreements Revolving Credit Facilities Term Notes Payable Convertible Notes Total Outstanding Borrowings Percent (%) Within 30 days $ 1,627.3 $ — $ — $ 143.7 $ 1,771.0 19.9% 30 to 59 days 1,807.5 — — — 1,807.5 20.3% 60 to 89 days 1,981.1 — — — 1,981.1 22.3% 90 to 119 days 1,249.4 — — — 1,249.4 14.0% 120 to 364 days 991.1 274.5 — — 1,265.6 14.2 % One to three years — 146.3 396.8 — 543.1 6.1 % Three to five years — — — 281.1 281.1 3.2% $ 7,656.4 $ 420.8 $ 396.8 $ 424.8 $ 8,898.8 100.0 % Collateral Pledged for Borrowings Repurchase Agreements(2) Revolving Credit Facilities(2) Term Notes Payable Convertible Notes Total Collateral Pledged Percent (%) Available-for-sale securities, at fair value $ 7,009.4 $ — $ — n/a $ 7,009.4 76.1 % Derivative assets, at fair value 39.6 — — n/a 39.6 0.4 % Mortgage servicing rights, at fair value 726.0 904.8 500.0 n/a 2,130.8 23.1 % Other assets (includes servicing advances) — 33.8 — n/a 33.8 0.4% $ 7,775.0 $ 938.6 $ 500.0 n/a $ 9,213.6 100.0%

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers 2022 $ 7.4 0.420% 0.070% 0.7 2023 2.6 0.113% 0.068% 1.5 2024 — — % — % — 2025 0.4 1.030% 0.050% 4.0 2026 and Thereafter 2.8 0.652% 0.063% 6.6 $ 13.2 0.213% 0.067% 2.2 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Receivers 2022 $ 2.2 0.070% 0.118% 1.2 2023 — — % — % — 2024 — — % — % — 2025 — — % — % — 2026 and Thereafter 5.0 0.058% 1.049% 10.0 $ 7.2 0.062% 0.763% 7.3 Interest Rate Swaps and Swaptions 29 INTEREST RATE SWAPS Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer <6 Months $ 11.3 $ 3.5 5.3 $ 886.0 2.26% 3M LIBOR 10.0 Sale Contracts: Payer ≥6 Months $ (26.3) $ (24.0) 17.8 $ (780.0) 1.72% 3M LIBOR 10.0 Receiver <6 Months $ (10.6) $ (6.9) 5.1 $ (1,087.0) 3M LIBOR 1.26% 10.0 Receiver ≥6 Months $ (26.3) $ (24.5) 18.9 $ (780.0) 3M LIBOR 1.72% 10.0 INTEREST RATE SWAPTIONS

Type & Maturity Notional Amount ($ thousands) Carrying Value ($ thousands) Weighted Average Days to Expiration U.S. Treasury futures - 10 year $ 687,900 $ 1,809 90 Eurodollar futures - 3 month < 1 year (3,582,000) 15,121 213 > 1 and < 2 years (2,269,500) 14,952 560 > 2 and < 3 years (666,000) 3,480 854 Total futures $ (5,829,600) $ 35,362 370 Futures 30 FUTURES

Tax Characterization of Dividends in 2021 31 • Generated estimated REIT taxable income of $63.9 million in 2021 • 2021 distribution declarations for tax purposes totaled $256.2 million – $256.2 million consists of distributions to common shares of $192.5 million ($0.68 per common share) and distributions to preferred shares of $63.7 million – Q4 2020 common stock distribution payable to shareholders on January 29, 2021 with a record date of December 30, 2020 is treated as a 2021 distribution for tax purposes (1) – Q4 2021 common stock distribution payable to shareholders on January 28, 2022 with a record date of December 29, 2021 is treated as a 2022 distribution for tax purposes (2) – No convertible note conversion rate adjustments or deemed distributions occurred in 2021 • 2021 preferred distributions are characterized for tax purposes as 100% ordinary dividends • 2021 common distributions are characterized for tax purposes as 0.1231% ordinary dividends and 99.8769% non- dividend distributions (return of capital) (3) FULL YEAR 2021 DISTRIBUTION SUMMARY

End Notes 32 1. Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. 2. Beginning in the third quarter, the company changed the title of its non-GAAP measure of Core Earnings to Earnings Available for Distribution. Please see Appendix slide 23 for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. 3. Average dividend yield is calculated based on the dividends declared in the given period, divided by the average daily closing share price during the given period. PAGE 5 - Executive Overview PAGE 6 - Key Market Highlights PAGE 7 - Looking Ahead 1. Source: Bloomberg. 2. Source: Citi Research. 3. Source: J.P. Morgan DataQuery current coupon OAS. 90-100th percentile for October 1, 2017 to December 31, 2019. PAGE 9 - Earnings Available for Distribution 1. MSR amortization refers to the portion of change in fair value of MSR primarily attributed to the realization of expected cash flows (runoff) of the portfolio, which is deemed a non-GAAP measure due to the company’s decision to account for MSR at fair value. 2. TBA dollar roll income is the economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. 3. U.S. Treasury futures income is the economic equivalent to holding and financing a relevant cheapest-to-deliver U.S. Treasury note or bond using short-term repurchase agreements. 4. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 23 for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. PAGE 8 - Book Value Summary 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 23 for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. 2. Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. 1. Source: eMBS, Inc., Freddie Mac. Mortgage Rate: Freddie Mac Primary Mortgage Market Survey. 2. Realized and projected speeds for Two Harbors’ specified pool portfolio holdings and rates as of 1/25/2022. CPR projections based on Two Harbors’ internal prepayment modeling. 3. MSR cash flow projections based on Two Harbors’ settled and committed MSR portfolio and rates as of 1/25/2022 using internal prepayment and cash flow modeling. 4. Recapture is the net market value of the MSR delivered through our recapture agreements. 5. Runoff is the market value decrease in the MSR caused by prepayments.

PAGE 13 - Specified Pools 1. Specified pools include securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations, loans secured by investor-owned properties, and lower FICO scores, as well as securities without such protection, including large bank-serviced and others. 2. Specified pool market value by coupon as of December 31, 2021. 3. Three month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Credit Suisse, and Citi data. PAGE 12 - Quarterly Activity and Portfolio Composition 1. For additional detail on the portfolio, see Appendix slides 24-26. 2. Economic debt-to-equity is defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA positions, divided by total equity. 3. Net TBA Position represents the bond equivalent value of the company’s TBA position. Bond equivalent value is defined as notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP. 4. Specified pools include securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations, loans secured by investor-owned properties, and lower FICO scores, as well as securities without such protection, including large bank-serviced and others. End Notes (continued) 33 PAGE 11 - Financing Profile 1. Source: Bloomberg. 2. Balance of 5-year MSR term notes excludes deferred debt issuance costs. PAGE 10 - Portfolio Yields 1. Portfolio yields on the portfolio held as of December 31, 2021 and projected over the remaining life of the investments. Assumes a static portfolio and, as a result, does not represent a projection of future yields due to excluding portfolio reinvestment. Cost of funds includes projected interest rate swap spread income for swap positions held as of January 31, 2022. 2. Includes interest income, net of premium amortization/discount accretion, on AFS securities and Agency Derivatives, and servicing income, net of estimated amortization and servicing expenses, on MSR. Amortization on MSR refers to the portion of change in fair value of MSR primarily attributed to the realization of expected cash flows (runoff) of the portfolio, which is deemed a non-GAAP measure due to the company’s decision to account for MSR at fair value. 3. Amortized cost on MSR for a given period equals the net present value of the remaining future cash flows (obtained by applying original prepayment assumptions to the actual unpaid principal balance at the start of the period) using a discount rate equal to the original pricing yield. Original pricing yield is the discount rate which makes the net present value of the cash flows projected at purchase equal to the purchase price. MSR amortized cost is deemed a non-GAAP measure due to the company’s decision to account for MSR at fair value. 4. Represents inverse interest-only Agency RMBS which are accounted for as derivative instruments in accordance with GAAP. 5. Includes interest expense and amortization of deferred debt issuance costs on borrowings, and interest spread income/expense on interest rate swap agreements. 6. Unsecured convertible senior notes. 7. The cost of funds on interest rate swaps held to mitigate interest rate risk associated with the Company’s outstanding borrowings is calculated using average borrowings balance as the denominator.

End Notes (continued) 34 PAGE 18 - Two Harbors Outlook 1. Source: Company’s indicative estimates based on portfolio assumptions and market conditions, for illustrative purposes only. PAGE 16 - Agency + MSR Advantage 1. RMBS + MSR represents an internally calculated exposure of a synthetic TBA position and the current coupon equivalents of our MSR and Agency IO RMBS. 2. RMBS + RATES represents our investment portfolio after excluding the internally calculated exposure of a synthetic TBA position and the current coupon equivalents of our MSR / Agency IO RMBS. 3. Book value exposure to current coupon represents estimated change in common book value for theoretical parallel shifts in spreads. 4. MSR/Agency IO RMBS includes the effect of unsettled MSR. PAGE 17 - Risk Positioning 1. Parallel shift represents estimated change in common book value for theoretical parallel shift in interest rates. 2. Shift in long term rates represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10 year rates while holding short term rates constant. 3. Shift in short term rates represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10 year rates while holding long term rates constant. 4. MSR/Agency IO RMBS includes the effect of unsettled MSR. 5. Other includes all other derivative assets and liabilities and borrowings. Other excludes TBAs, which are included in the Agency P&I RMBS/TBA category. 1. Source: eMBS, Inc. Flow purchases are loans in Fannie Mae or Freddie Mac mortgage-backed securities where a servicing transfer occurred in the first reporting period and it was within 1 month of the first payment due date. The ten Buyers represent the ten largest servicing buyers in aggregate UPB for the five-year period of 2017 through 2021. 2. Flow purchases represent the pricing provider market value of flow and recapture, which may be different than the acquisition price. Prepayments includes prepayments on the entire MSR portfolio, excluding Ginnie Mae collateral held in earlier years, and primarily represent changes due to the realization of expected cash flows. 3. Bulk Opportunities are bulk packages of MSR offered to the company. TWO Bulks Won represents bulk transactions where TWO was the winning bidder based on the date the pool was bid. PAGE 15 - Special Topic: Sourcing Mortgage Servicing Rights 1. December 31, 2021 MSR portfolio based on the loans underlying the MSR reported by subservicers on a month lag, adjusted for current month purchases. 2. Weighted average loan size represents the current weighted average loan size. 3. FICO represents a mortgage industry accepted credit score of a borrower. 4. Three month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Credit Suisse, and Citi data. PAGE 14 - Mortgage Servicing Rights

End Notes (continued) 35 PAGE 24 - Portfolio Metrics 1. Agency weighted average 3-month Constant Prepayment Rate (CPR) includes Agency Derivatives. 2. Other P&I includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. PAGE 25 - Agency RMBS Portfolio 1. Weighted average actual 1 month annualized CPR released at the beginning of the following month based on RMBS held as of the preceding month-end. 2. Determination of the percentage of prepay protected 30-year fixed Agency RMBS includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations, loans secured by investor-owned properties, and lower FICO scores. 3. Other P&I includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. 4. IOs and IIOs represent market value of $40.9 million of Agency Derivatives and $300.9 million of IOs. 5. Bond equivalent value is defined as the notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP. 6. Three month prepayment speeds of delivered TBA contracts; average of J.P. Morgan, Credit Suisse, and Citi data. PAGE 21 - Q4-2021 Operating Performance 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 23 of this presentation for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. PAGE 22 - Q3-2021 Operating Performance 1. Earnings Available for Distribution, or EAD, is a non-GAAP measure. Please see Appendix slide 23 of this presentation for a definition of Earnings Available for Distribution and a reconciliation of GAAP to non-GAAP financial information. PAGE 20 - Financial Performance 1. Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by the book value as of the beginning of the period. 2. Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. PAGE 23 - GAAP to EAD Reconciliation 1. MSR amortization refers to the portion of change in fair value of MSR primarily attributed to the realization of expected cash flows (runoff) of the portfolio, which is deemed a non-GAAP measure due to the company’s decision to account for MSR at fair value. 2. TBA dollar roll income is the economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. 3. U.S. Treasury futures income is the economic equivalent to holding and financing a relevant cheapest-to-deliver U.S. Treasury note or bond using short-term repurchase agreements.

End Notes (continued) 36 PAGE 31 - Tax Characterization of Dividends in 2021 1. Pursuant to IRC Section 857(b)(9), cash distributions made on January 29, 2021 with a record date of December 30, 2020 are treated as received by stockholders on December 31, 2020 to the extent of 2020 earnings and profits. As Two Harbors' aggregate 2020 cash distributions exceeded its 2020 earnings and profits, the January 2021 cash distribution declared in the fourth quarter of 2020 is treated as a 2021 distribution for federal income tax purposes and is included on the 2021 Form 1099-DIV. 2. Pursuant to IRC Section 857(b)(9), cash distributions made on January 28, 2022 with a record date of December 29, 2021 are treated as received by stockholders on December 31, 2021 to the extent of 2021 earnings and profits. As Two Harbors' aggregate 2021 cash distributions exceeded its 2021 earnings and profits, the January 2022 cash distribution declared in the fourth quarter of 2021 is treated as a 2022 distribution for federal income tax purposes and is not included on the 2021 Form 1099-DIV. 3. The U.S. federal income tax treatment of holding Two Harbors common stock to any particular stockholder will depend on the stockholder’s particular tax circumstances. You are urged to consult your tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences to you, in light of your particular investment or tax circumstances, of acquiring, holding and disposing of Two Harbors common stock. Two Harbors does not provide tax, accounting or legal advice. Any tax statements contained herein were not intended or written to be used, and cannot be used for the purpose of avoiding U.S., federal, state or local tax penalties. Please consult your advisor as to any tax, accounting or legal statements made herein. PAGE 26 - Mortgage Servicing Rights Portfolio 1. MSR portfolio excludes residential mortgage loans for which the company is the named servicing administrator. 2. Weighted average loan size represents the current weighted average loan size. 3. FICO represents a mortgage industry accepted credit score of a borrower. PAGE 28 - Financing 1. Outstanding borrowings have a weighted average of 5.5 months to maturity. 2. Repurchase agreements and revolving credit facilities secured by MSR and/or other assets may be over-collateralized due to operational considerations.